                                                                    EXHIBIT 4(t)

             Form of Permanent Global Registered Floating Rate Note

         THIS NOTE IS A GLOBAL NOTE ("GLOBAL NOTE")WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE THEREOF. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN CERTIFICATED FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO A NOMINEE FOR DTC OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITORY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITORY. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO AMERICAN EXPRESS CREDIT CORPORATION OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.


                       AMERICAN EXPRESS CREDIT CORPORATION

                       Medium-Term Senior Notes, Series B
                 Due Nine Months or More from the Date of Issue
                           (Floating or Indexed Rate)

REGISTERED                                               CUSIP NO. ____________
No. FLR _____

Issue Price:                                                 Principal Amount:

Original Issue Date:                                         Stated Maturity:

Initial Interest Rate:                                       Interest Payment Period:

Interest Rate Basis:                                         Interest Payment Dates:

Interest Reset Period:                                       Interest Reset Dates:

Spread:                                                      Spread Multiplier:

Maximum Interest Rate:                                       Minimum Interest Rate:

Authorized Denominations (if other than as set forth         Specified Currency (if other than U.S. dollars):
in the Prospectus Supplement):

Indexed Principal Note: (If yes, see attached)               Indexed Interest Rate: (if yes, see attached)

Index Maturity:

Amortizing Note:                                             Amortizing Schedule:

Repayment Terms:                                             Repayment Dates:

Redemption Terms:                                            Redemption Dates:

Calculation Agent:


         AMERICAN EXPRESS CREDIT CORPORATION, a corporation duly organized and existing under the laws of the State of Delaware (herein referred to as the "Company") for value received hereby promises to pay CEDE & CO. or registered assigns, (a) the Principal Amount or, in the case of an Indexed Principal Note, the face amount adjusted by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities or by such other objective price, economic or other measures (an "Index") as described above or in the applicable pricing supplement, in the Specified Currency on the Stated Maturity date shown above, or earlier if and to the extent so provided herein, and (b) accrued interest on the Principal Amount then outstanding (or, in the case of an Indexed Principal Note, the face amount then outstanding): (i) at the Initial Interest Rate shown above from the Original Issue Date shown above, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, on the Interest Payment Dates stated above, until the first Interest Reset Date shown above following the Original Issue Date and thereafter at the Interest Rate Basis shown above, adjusted by the Spread or Spread Multiplier, if any, shown above, determined in accordance with the provisions hereof, until the principal thereof is paid or made available for payment; (ii) if this is an Indexed Rate Note, at a rate determined by reference to an Index as described herein.

         Reference is hereby made to the further provisions of this Note set forth on the reverse hereof and in any applicable pricing supplement attached hereto or delivered herewith, and such further provisions shall for all purposes have the same effect as if fully set forth in this place.

         This Note shall not become valid or obligatory for any purpose unless and until the certificate of authentication hereon shall have been executed by the Trustee, or its successor, under the Indenture referred to herein.

         IN WITNESS WHEREOF, American Express Credit Corporation has caused this Global Note to be duly executed under its corporate seal.

Dated:
                          AMERICAN EXPRESS CREDIT CORPORATION


                          By
                            ----------------------------------------------------
                              Authorized Officer



                          Attest
                                ------------------------------------------------
                                   Stephen P. Norman
                                   Assistant Secretary



                          CERTIFICATE OF AUTHENTICATION

                    This is one of the Securities issued under the within-mentioned Indenture.

Dated:

                                   BANK ONE TRUST COMPANY, N.A.


                                   By
                                     -------------------------------------------
                                       Authorized Signatory

                      REVERSE OF GLOBAL FLOATING RATE NOTE

         This Note is one of a series of duly authorized debentures, notes or other evidences of indebtedness (hereinafter called the "Securities") of the Company, all such Securities issued and to be issued under an indenture dated as of September 1, 1987, between the Company and Bank America National Trust Company (as successor to Security Pacific National Trust Company (New York)), as trustee, as supplemented by a First Supplemental Indenture, dated as of November 1, 1987, between the Company and Bank of Montreal Trust Company, as trustee, a Second Supplemental Indenture, dated as of January 15, 1988, between the Company and Fleet Bank N.A. (as successor to The First National Bank of Boston), as trustee, a Third Supplemental Indenture, dated as of April 1, 1988, between the Company and The Chase Manhattan Bank (as successor to Manufacturers Hanover Trust Company), as trustee, a Fourth Supplemental Indenture, dated as of May 1, 1988, between the Company and Trust Company Bank, as trustee, a Fifth Supplemental Indenture, dated as of March 28, 1989, between the Company and The Bank of New York, as trustee, a Sixth Supplemental Indenture, dated as of May 1, 1989, between the Company and Bank of Montreal Trust Company, as trustee, a Seventh Supplemental Indenture, dated as of July 28, 1995, between the Company and The Chase Manhattan Bank, as trustee, and an Eighth Supplemental Indenture, dated as of December 21, 2001, between the Company and Bank One Trust Company, N.A., as trustee (as supplemented, hereinafter called the "Indenture"), pursuant to which the Company has designated Bank One Trust Company, N.A. as trustee for the Notes (the "Trustee"), to which Indenture reference is hereby made for a statement of the rights, obligations, duties and immunities of the Trustee for each series of Securities and of the Company, and the terms upon which the Securities are and are to be authenticated and delivered. As provided in the Indenture, the Securities may be issued in one or more series, which different series may be issued in various aggregate Principal Amounts, may be denominated in currencies other than U.S. Dollars (including composite currencies), may mature at different times, may bear interest, if any, at different rates, may be subject to different redemption or repurchase provisions, if any, may be subject to different sinking, purchase or analogous funds, if any, may be subject to different covenants and Events of Default and may otherwise vary as in the Indenture provided or permitted. This Note is one of a series of the Securities designated as Medium-Term Senior Notes, Series B (Floating or Indexed Rate Notes) (the "Notes").

         Payment of the principal of, and interest on, this Note will be made in immediately available funds at the office or agency of the Trustee maintained for that purpose in the Borough of Manhattan, The City of New York, State of New York, in such coin or currency of the United States of America or other currency or composite currency as specified on the face of this Note or in the applicable pricing supplement, as at the time of payment shall be legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest on any Notes issued in definitive form other than interest due at the Stated Maturity (as defined below) as specified on the face of this Note may be made by check mailed to the address of the person entitled thereto as such address shall appear in the Securities Register. Payment of interest will be made to the person in whose name this Note is registered at the close of business on the fifteenth day (whether or not a Business Day) prior to any Interest Payment Date (the "Regular Record Date"). However, payment of interest at the date on which the principal of this Note becomes due and payable, whether at the Stated Maturity or by declaration of acceleration or otherwise (the "Maturity") will be made to the person to whom the Company pays the principal. The first payment of interest on any Note originally issued between a Regular Record Date and an Interest Payment Date will be made on the Interest Payment Date following the next succeeding Regular Record Date to the registered owner on such next Regular Record Date. Unless an Event of Default with respect to the Notes shall have occurred and be continuing or as otherwise set forth in the Indenture, Notes in definitive form will not be issued.

Payment of Interest

         The interest rate on this Note will be equal to either (1) the interest rate calculated by reference to the Interest Rate Basis (as specified on the face of this Note ) plus or minus the Spread, if any, as specified on the face of this Note or (2) the interest rate calculated by reference to the Interest Rate Basis as specified on the face of this Note multiplied by the Spread Multiplier, if any as specified on the face of this Note.

         Except as provided below, the "Interest Payment Dates" for the Notes will be:

         o in the case of Notes with a weekly Interest Reset Date (as defined below) on the third Wednesday of each month or on the third Wednesday of March, June, September and December;

         o in the case of Notes with a monthly Interest Reset Date, on the third Wednesday of each month or on the third Wednesday of March, June, September and December of each year, as specified on the face of this Note;

         o in the case of Notes with a quarterly Interest Reset Date, on the third Wednesday of March, June, September and December of each year;

         o in the case of Notes with a semi-annual Interest Reset Date, on the third Wednesday of two months of each year, as specified on the face of this Note; and

         o in the case of Notes with an annual Interest Reset Date, on the third Wednesday of one month of each year, as specified on the face of this Note.

         If any Interest Payment Date for this Note would otherwise be a day that is not a Business Day for this Note, the Interest Payment Date for this Note shall be postponed to the next day that is a Business Day for this Note, except that in the case of a LIBOR Note or a EURIBOR Note, if such day falls in the next calendar month, the Interest Payment Date shall be the preceding day that is a Business Day.

         As used in this Note, "Business Day" means:

         o with respect to any payment, each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in the Borough of Manhattan, The City of New York, are authorized or required by law or executive order to close;

         o when used for any other purpose, each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in the Borough of Manhattan,

               The City of New York, or in the city in which the Corporate Trust Office of the Trustee is located, are authorized or required by law or executive order to close;

         o for Notes based on LIBOR (as described below) only, such day shall be any day on which dealings in deposits in U.S. dollars are transacted in the London interbank market;

         o for Notes based on EURIBOR (as described below) only, such day shall be any day on which the Trans-European Automated Real-Time Gross Settlement Express Transfer system is open; and

         o for Notes having a Specified Currency other than U.S. dollars only, any day that, in the capital city of the country issuing the Specified Currency, except for Australian dollars, Canadian dollars, Deutsche marks, Dutch guilders, Italian lire and Swiss francs, which will be based on the cities of Sydney, Toronto, Frankfurt, Amsterdam, Milan and Zurich, respectively, is not a day on which banking institutions are authorized or obligated to close.

         The rate of interest on this Note will be reset on the Interest Reset Date that will be weekly, monthly, quarterly, semi-annually or annually, as specified on the face of this Note.

         The "Interest Reset Date" will be:

         o in the case of Notes (other than Treasury Rate Notes) that reset weekly, the Wednesday of each week;

         o in the case of Treasury Rate Notes that reset weekly, the Tuesday of each week;

         o in the case of Notes that reset monthly, the third Wednesday of each month;

         o in the case of Notes that reset quarterly, the third Wednesday of March, June, September and December;

         o in the case of Notes that reset semi-annually, the third Wednesday of two months of each year, as specified on the face of this Note; and

         o in the case of Notes that reset annually, the third Wednesday of one month of each year, as specified on the face of this Note.

         However, in each case, (1) the interest rate in effect from the date of issue to the first Interest Reset Date with respect to this Note will be the Initial Interest Rate set forth on the face of this Note and (2) the interest rate in effect for the ten days immediately prior to Maturity, if applicable, will be the rate in effect on the tenth day preceding such Maturity. If any Interest Reset Date for this Note would otherwise be a day that is not a Business Day for this Note, the Interest Reset Date for this Note shall be postponed to the next day that is a Business Day for this Note, except that in the case of a LIBOR Note or a EURIBOR Note, if such Business Day is in the next succeeding calendar month, the Interest Reset Date shall be the immediately preceding Business Day.

         The interest rate applicable to each interest accrual period beginning on an Interest Reset Date will be the rate determined on the Calculation Date (as defined below), if any, by reference to the Interest Determination Date. "Calculation Date" means the date, if any, on which the Calculation Agent (as defined below) is to calculate an interest rate for this Note. The Calculation Date shall be the tenth calendar day after the related Interest Determination Date for this Note or if such day is not a Business Day, the next succeeding Business Day, unless otherwise specified on the face of this Note. "Calculation Agent" means the agent appointed by the Company to calculate interest rates on this Note as specified on the face of this Note.

         The   "Interest Determination Date" pertaining to an Interest Reset
Date will be:

         o     the second Business Day preceding such Interest Reset Date for
               (1) a Commercial Paper Rate Note, (2) a Federal Funds Rate Note,
               (3) a CD Rate Note or (4) a Prime Rate Note.

         o will be the second Business Day preceding such Interest Reset Date for a LIBOR Note or a EURIBOR Note.

         o will be the day of the week in which such Interest Reset Date falls on which Treasury bills would normally be auctioned for a Treasury Rate.

         Treasury bills are usually sold at auction on Monday of each week, unless that day is a legal holiday, in which case the auction is usually held on the following Tuesday, except that such auction may be held on the preceding Friday. If, as the result of a legal holiday, an auction is held on the preceding Friday, such Friday will be the treasury Interest Determination Date pertaining to the Interest Reset Date occurring in the next succeeding week. If an auction date shall fall on any Interest Reset Date for a Treasury Rate note, then such Interest Reset Date shall instead be the first Business Day immediately following such auction date.

         Unless otherwise specified on the face of this Note or in the applicable pricing supplement, the interest payable on each Interest Payment Date or at Maturity for this Note will be the amount of interest accrued from and including the Original Issue Date or from and including the last Interest Payment Date to which interest has been paid, as the case may be, to, but excluding, such Interest Payment Date or the date of Maturity, as the case may be. However, in the case of this Note on which interest is reset weekly, interest payable on each Interest Payment Date will be the amount of interest accrued from and including the Original Issue Date or from and excluding the last date to which interest has been paid, as the case may be, to, and including, the Regular Record Date immediately preceding such Interest Payment Date, except that at Maturity the interest payable will include interest accrued to, but excluding, the date of Maturity.

         Accrued interest from the date of issue or from the last date to which interest has been paid is calculated by multiplying the face amount of this Note by an accrued interest factor. This accrued interest factor is computed by adding the interest factors calculated for each day from the date of issue or from the last date to which interest has been paid, to the date for which accrued interest is being calculated. The interest factor (expressed as a decimal rounded to the nearest one hundred-thousandth of a percentage point (e.g., 9.876544% and 9.876545% being rounded to

9.87654% and 9.87655%, respectively)) for each such day is computed by dividing the interest rate (expressed as a decimal rounded to the nearest one hundred-thousandth of a percentage point) applicable to such date by 360, in the case of Commercial Paper Rate Notes, Federal Funds Rate Notes, CD Rate Notes, LIBOR Notes, EURIBOR Notes and Prime Rate Notes, or by the actual number of days in the year, in the case of Treasury Rate Notes. All dollar amounts used in or resulting from calculations on this Note will be rounded to the nearest cent with one half cent being rounded upward.

         The Calculation Agent will, upon the request of the holder of this Note, provide the interest rate then in effect and, if determined, the interest rate which will become effective as a result of a determination made on the most recent Interest Determination Date with respect to this Note.

         The interest rate on this Note will in no event be higher than the maximum rate permitted by New York law as the same may be modified by United States law of general application.

Determination of Commercial Paper Rate

         If the Interest Rate Basis specified on the face of this Note is Commercial Paper Rate, this Note will bear interest for each Interest Reset Period at an interest rate calculated with reference to the Commercial Paper Rate and the Spread or Spread Multiplier, if any, specified on the face of this Note.

         Unless the Company indicates otherwise in the applicable pricing supplement, the "Commercial Paper Rate" for any Interest Determination Date will be the Money Market Yield (calculated as described below) of the rate on that date for commercial paper having the Index Maturity as specified on the face of this Note as such rate is published by the Board of Governors of the Federal Reserve System in "Statistical Release H.15(519), Selected Interest Rates" or any successor publication of the Board of Governors of the Federal Reserve System ("H.15(519)") under the heading "Commercial Paper--Nonfinancial".

         The following procedures will be followed if the Commercial Paper Rate cannot be determined as described above:

         o In the event that such rate is not published by 9:00 a.m., New York City time, on the applicable Calculation Date, then the Commercial Paper Rate shall be the Money Market Yield of the rate on such date for commercial paper having the Index Maturity as specified on the face of this Note or designated in the applicable pricing supplement as published in the daily update of H.15(519), available through the worldwide website of the Board of Governors of the Federal Reserve System at http://www.bog.frb.fed.us/releases/h15/update, or any successor site or publication ("H.15 Daily Update") under the heading "Commercial Paper--Nonfinancial."


         o If by 3:00 p.m., New York City time, on such Calculation Date such rate is not yet published in H.15 Daily Update, then the Commercial Paper Rate for such Interest Determination Date shall be calculated by the Calculation Agent and shall be the Money Market Yield of the arithmetic mean (each as rounded to the nearest one hundred-thousandth of a percentage point) of the offered rates of three leading dealers of commercial paper in The City of New York selected by the Calculation Agent as of 11:00 a.m., New York City time, on such date, for commercial paper having the Index Maturity as specified on the face of this Note or designated in the applicable pricing supplement placed for an industrial issuer whose bond rating is "AA", or the equivalent, from a nationally recognized securities rating agency.

         o If the dealers selected by the Calculation Agent are not quoting as mentioned in the previous sentence, the Commercial Paper Rate with respect to such Interest Determination Date will be the Commercial Paper Rate in effect on such date.


         The "Money Market Yield" will be a yield (expressed as a percentage rounded to the nearest one hundred-thousandth of a percentage point) calculated in accordance with the following formula:

          Money Market Yield =                 D x 360
                                         ------------------  x 100
                                            360 - (D x M)

where "D" refers to the annual rate for the commercial paper quoted on a bank discount basis and expressed as a decimal, and "M" refers to the actual number of days in the interest period for which interest is being calculated.

Determination of Federal Funds Rate

         If the Interest Rate Basis specified on the face of this Note is Federal Funds Rate, this Note will bear interest for each Interest Reset Period at an interest rate calculated with reference to the Federal Funds Rate and the Spread or Spread Multiplier, if any, specified on the face of this Note.

         Unless the Company indicates otherwise in the applicable pricing supplement, the "Federal Funds Rate" for any Interest Determination Date will be the rate on that date for federal funds as published in H.15(519) under the heading "Federal Funds (Effective)".

         The following procedures will be followed if the Federal Funds Rate cannot be determined as described above:

         o If that rate is not published by 9:00 a.m., New York City time, on the applicable Calculation Date, the Federal Funds Rate will be the rate on such Interest Determination Date as published in
               H.15 Daily Update under the heading "Federal Funds/Effective".


         o If such rate is not yet published by 3:00 p.m., New York City time, on the applicable Calculation Date, then the Federal Funds Rate for such Interest Determination Date will be calculated by the Calculation Agent and will be the arithmetic mean (rounded to the nearest one hundred-thousandth of a percentage point) of the rates as of 11:00 a.m., New York City time, on such date for the last transaction in overnight federal funds arranged by three leading brokers of federal funds transactions in The City of New York selected by the Calculation Agent.

         o If the brokers selected by the Calculation Agent are not quoting as mentioned in the previous sentence, the Federal Funds Rate with respect to such Interest Determination Date will be the Federal Funds Rate in effect on such date.


Determination of CD Rate

         If the Interest Rate Basis specified on the face of this Note is CD Rate, this Note will bear interest for each Interest Reset Period at an interest rate calculated with reference to the CD Rate and the Spread or Spread Multiplier, if any, specified on the face of this Note.

         Unless the Company indicates otherwise in the applicable pricing supplement, the CD Rate for any Interest Determination Date will be the rate on that date for negotiable certificates of deposit having the Index Maturity as specified on the face of this Note or designated in the applicable pricing supplement as published in H.15(519) under the heading "CDs (Secondary Market)".

         The following procedures will be followed if the CD Rate cannot be determined as described above:

         o If that rate is not published by 9:00 a.m., New York City time, on the applicable Calculation Date, the CD Rate will be the rate on such Interest Determination Date for negotiable certificates of deposit of the Index Maturity as specified on the face of this Note or designated in the applicable pricing supplement as published in H.15 Daily Update under the caption "CDs (secondary market)."

         o If such rate is not published by 3:00 p.m., New York City time, on such Calculation Date, then the CD Rate on such Interest Determination Date will be calculated by the Calculation Agent and will be the arithmetic mean (each as rounded to the nearest one hundred-thousandth of a percentage point) of the secondary market offered rates as of the opening of business, New York City time, on such date, of three leading nonbank dealers in negotiable U.S. dollar certificates of deposit in The City of New York selected by the Calculation Agent for negotiable certificates of deposit of major United States money market banks of the highest credit standing (in the market for negotiable certificates of deposit) with a remaining Maturity closest to the Index Maturity as specified on the face of this Note or designated in the applicable pricing supplement in a denomination of $5,000,000.

         o If the dealers selected by the Calculation Agent are not quoting as mentioned in the previous sentence, the CD Rate with respect to such Interest Determination Date will be the CD Rate in effect on such date.


Determination of LIBOR

         If the Interest Rate Basis specified on the face of this Note is LIBOR, this Note will bear interest for each Interest Reset Period at an interest rate calculated with reference to LIBOR and the Spread or Spread Multiplier, if any, specified on the face of this Note.

         LIBOR will be determined by the Calculation Agent in accordance with the following provisions in the order set forth below:

         o On each Interest Determination Date, LIBOR will be determined on the basis of the offered rates for deposits in U.S. dollars having the Index Maturity as specified on the face of this Note or designated in the applicable pricing supplement, commencing on the second Business Day immediately following such Interest Determination Date, which appear on the Reuters Screen LIBOR Page as of 11:00 a.m., London time, on such Interest Determination Date. If at least two such offered rates appear on the Reuters Screen LIBOR Page, the rate will be the arithmetic mean (rounded to the nearest one hundred-thousandth of a percentage point) of those offered rates as determined by the Calculation Agent. If fewer than two offered rates appear, LIBOR for such Interest Determination Date will be determined as if the parties had specified the rate described in the following bullet points.

         o On any Interest Determination Date on which fewer than two offered rates appear on the Reuters Screen LIBOR Page as specified above, LIBOR will be determined on the basis of the rates at which deposits in U.S. dollars are offered by four major banks in the London interbank market selected by the Calculation Agent at approximately 11:00 a.m., London time, on such Interest Determination Date to prime banks in the London interbank market, having the Index Maturity as specified on the face of this Note or designated in the applicable pricing supplement, commencing on the second Business Day immediately following such Interest Determination Date and in a Principal Amount equal to an amount of not less than U.S. $1,000,000 that is representative for a single transaction in such market at such time. The Calculation Agent will request the principal London office of each of those four major banks to provide a quotation of its rate. If at least two such quotations are provided, LIBOR in respect of such Interest Determination Date will be the arithmetic mean (rounded to the nearest one hundred-thousandth of a percentage point) of such quotations.

         o If fewer than two quotations are provided, LIBOR in respect of such Interest Determination Date will be the arithmetic mean (rounded to the nearest one hundred-thousandth of a percentage point) of the rates quoted by three major banks in The City of New York selected by the Calculation Agent at approximately 11:00 a.m., New York City time, on such Interest Determination Date for loans in U.S. dollars to leading European banks, having the Index Maturity as specified on the face of this Note or designated in the applicable pricing supplement, such loans commencing on the second Business Day immediately following such Interest Determination Date and in a Principal Amount equal to an amount of not less than U.S. $1,000,000 that is representative for a single transaction in such market at such time.

         o If the banks in The City of New York selected by the Calculation Agent are not quoting as mentioned in the previous bullet point, LIBOR with respect to such

               Interest Determination Date will be LIBOR in effect on such Interest Determination Date.

         "Reuters Screen LIBOR Page" means the display on the Reuters Monitor Money Rates Service, or any successor service, for the purpose of displaying the London interbank rates of major banks for U.S. dollar deposits.

Determination of EURIBOR

         If the Interest Rate Basis specified on the face of this Note is EURIBOR, this Note will bear interest for each Interest Reset Period at an interest rate calculated with reference to EURIBOR and the Spread or Spread Multiplier, if any, specified on the face of this Note.

         The Calculation Agent will determine EURIBOR on each EURIBOR Determination Date. The EURIBOR Determination Date is the second Business Day prior to the Interest Reset Date for each Interest Reset Period.

         On a EURIBOR Determination Date, the Calculation Agent will determine EURIBOR for each Interest Reset Period as follows.

         The Calculation Agent will determine the offered rates for deposits in euros for the period of the Index Maturity as specified on the face of this Note or in the applicable pricing supplement, commencing on the Interest Reset Date, which appears on page 248 on the Bridge Telerate Service or any successor service or any page that may replace page 248 on that service which is commonly referred to as "Telerate Page 248" as of 11:00 a.m., Brussels time, on that date.

         If EURIBOR cannot be determined on a EURIBOR Determination Date as described above, then the Calculation Agent will determine EURIBOR as follows:

         o The Calculation Agent for the EURIBOR note will select four major banks in the euro-zone interbank market.

         o The Calculation Agent will request that the principal euro-zone offices of those four selected banks provide their offered quotations to prime banks in the euro-zone interbank market at approximately 11:00 a.m., Brussels time, on the EURIBOR Determination Date. These quotations shall be for deposits in euros for the period of the specified Index Maturity, commencing on the Interest Reset Date. Offered quotations must be based on a Principal Amount equal to at least $1,000,000 or the approximate equivalent in euros that is representative of a single transaction in such market at that time.


         (1) If two or more quotations are provided, EURIBOR for the Interest Reset Period will be the arithmetic mean of those quotations.

         (2) If less than two quotations are provided, the Calculation Agent will select four major banks in the euro-zone and follow the steps in the two bullet points below:

         o The Calculation Agent will then determine EURIBOR for the Interest Reset Period as the arithmetic mean of rates quoted by those four major banks in the euro-zone to leading European banks at approximately 11:00 a.m., Brussels time, on the EURIBOR Determination Date. The rates quoted will be for loans in euros, for the period of the specified Index Maturity, commencing on the Interest Reset Date. Rates quoted must be based on a Principal Amount of at least $1,000,000 or the approximate equivalent in euros that is representative of a single transaction in such market at that time.

         o If the banks so selected by the Calculation Agent are not quoting rates as described above, EURIBOR for the Interest Reset Period will be the same as for the immediately preceding Interest Reset Period. If there was no preceding Interest Reset Period, EURIBOR will be the Initial Interest Rate.

         "Euro-zone" means the region comprised of member states of the European Union that adopt the single currency in accordance with the Treaty establishing the European Community, as amended by the Treaty on European Union.

Determination of Prime Rate

         If the Interest Rate Basis specified on the face of this Note is Prime Rate, this Note will bear interest for each Interest Reset Period at an interest rate calculated with reference to the Prime Rate and the Spread or Spread Multiplier, if any, as specified on the face of this Note.

         Unless the Company indicates otherwise in the applicable pricing supplement, the Prime Rate for any Interest Determination Date will be the rate on that date as published in H.15(519) under the heading "Bank Prime Loan.".

         The following procedures will be followed if the Prime Rate cannot be determined as described above:

         o If the rate is not published prior to 9:00 a.m., New York City time, on the Calculation Date, then the Prime Rate will be the rate on that Interest Determination Date as published in H.15 Daily Update under the heading "Bank Prime Loan."

         o If the rate is not published prior to 3:00 p.m., New York City time, on the Calculation Date in either H.15(519) or the H.15 Daily Update, then the Calculation Agent will determine the Prime Rate to be the arithmetic mean of the rates of interest publicly announced by each bank that appears on the Reuters Screen USPRIME 1 Page (as defined below) as that bank's Prime Rate or base lending rate as in effect for that Interest Determination Date.

         o If fewer than four rates appear on the Reuters Screen USPRIME 1 Page for that Interest Determination Date, the Calculation Agent will determine the Prime Rate to be the arithmetic mean of the Prime Rates quoted on the basis of the actual number of days in the year divided by 360 as of the close of business on that Interest

               Determination Date by at least three major banks in The City of New York selected by the Calculation Agent, after consultation with the Company.

         o If the banks selected are not quoting as mentioned above, the Prime Rate with respect to such Interest Determination Date will be the Prime Rate in effect on such Interest Determination Date.

         "Reuters Screen USPRIME 1 Page" means the display designated as page "USPRIME 1" of the Reuters Monitor Money Rates Service, or any successor service, or any other page that may replace the USPRIME 1 Page on that service for the purpose of displaying Prime Rates or base lending rates of major United States banks.

Determination of Treasury Rate

         If the Interest Rate Basis specified on the face of this Note is Treasury Rate, this Note will bear interest for each Interest Reset Period at an interest rate calculated with reference to the Treasury Rate and the Spread or Spread Multiplier, if any, specified on the face of this Note.

         Unless the Company indicates otherwise in the applicable pricing supplement, the Treasury Rate for any Interest Determination Date will be the rate applicable to the auction held on such date of direct obligations of the United States ("Treasury bills") having the Index Maturity as specified on the face of this Note or in the applicable pricing supplement as such rate appears on either the display designated as Page 56 or the display designated as Page 57 on Telerate under the heading "AVGE INVEST YIELD".

         The following procedures will be followed if the Treasury Rate cannot be determined as above:

         o If the above rate is not published by 9:00 a.m., New York City time, on the Calculation Date, the Treasury Rate will be the auction average rate on such Interest Determination Date (expressed as a bond equivalent on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) as otherwise announced by the United States Department of the Treasury. Treasury bills are usually sold at auction on Monday of each week unless that day is a legal holiday, in which case the auction is usually held on the following Tuesday, except that such auction may be held on the preceding Friday.

         o In the event that the results of the auction of Treasury bills having the Index Maturity as specified on the face of this Note or in the applicable pricing supplement are not published or reported as provided above by 3:00 p.m., New York City time, on such Calculation Date, or if no such auction is held on such Interest Determination Date, then the Calculation Agent will determine the Treasury Rate to be the Bond Equivalent Yield of the rate set forth in H.15(519) for that day opposite the Index Maturity under the caption "U.S. Government Securities/Treasury Bills/Secondary Market".

         o If the above rate is not published in H.15(519) on the Calculation Date, the rate for that day will be the rate set forth in H.15 Daily Update, or another recognized electronic source used for the purpose of displaying such rate, for that day in respect of the Index Maturity under the caption "U.S. Government Securities/Treasury Bills/Secondary Market".

         o If the above rate is not published in H.15(519), H.15 Daily Update or another recognized source, the Treasury Rate will be a yield to Maturity (expressed as a bond equivalent on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) of the arithmetic mean of the secondary market bid rates, as of approximately 3:30 p.m., New York City time, on such Interest Determination Date, of three leading primary United States government securities dealers selected by the Calculation Agent (after consultation with the Company), for the issue of Treasury bills with a remaining Maturity closest to the Index Maturity as specified on the face of this Note or in the applicable pricing supplement.

         o If the dealers selected by the Calculation Agent are not quoting as mentioned above, the Treasury Rate with respect to such Interest Determination Date will remain the Treasury Rate then in effect on such Interest Determination Date.

         "Bond Equivalent Yield" means a yield (expressed as a percentage) calculated as follows:


             Bond Equivalent Yield =                 D x N
                                             --------------------  x 100
                                                  360-(D x M)

where "D" refers to the applicable annual rate for the Treasury bills quoted on a bank discount basis and expressed as a decimal, "N" refers to 365 or 366, as the case may be, and "M" refers to the actual number of days in the interest period for which interest is being calculated.

Indexed Notes

         If this Note is an indexed note, then certain or all interest payments, in the case of an Indexed Rate Note, and/or the Principal Amount payable at Maturity, in the case of an Indexed Principal Note, is determined by reference to the amount designated on the face of this Note or in the applicable pricing supplement as the face amount of this Note and by reference to the Index as described on the face of this Note or in the applicable pricing supplement. If this Note is an Indexed Rate Note that is also an Indexed Principal Note, the amount of any interest payment will be determined by reference to the face amount described on the face of this Note or in the applicable pricing supplement unless otherwise specified. If this Note is an Indexed Principal Note, the Principal Amount payable at Maturity may be different from the face amount. Principal Amount payable at Stated Maturity will be calculated in the manner set forth in the applicable pricing supplement.

Amortizing Notes

         If this Note is an Amortizing Note, a portion or all the Principal Amount of the Note is payable prior to Stated Maturity in accordance with a schedule, by application of a formula, or by reference to an Index as set forth on the face of this Note or in the applicable pricing supplement.

Redemption and Repayment

         If so specified on the face of this Note or in the applicable pricing supplement, the Company may, at its option, redeem this Note in whole or in part, on the date or dates (each a "Redemption Date") specified herein, at the price (the "Redemption Price") (together with interest accrued to such Redemption Date) specified herein. Provisions regarding requirements and procedures for redemption will be set forth in the applicable pricing supplement.

         If so specified on the face of this Note or in the applicable pricing supplement, this Note will be repayable prior to Maturity at the option of the holder on the Repayment Dates shown on the face of this Note or in the applicable pricing supplement at the Repayment Prices shown on the face of this Note or in the applicable pricing supplement, together with interest accrued to the date of repayment. Provisions regarding requirements and procedures for repayment will be set forth in the applicable pricing supplement.

         Unless otherwise specified on the face of this Note or in the applicable pricing supplement, this Note will not be subject to any sinking fund.

         The Company may at any time purchase Notes at any price in the open market or otherwise. Notes so purchased by the Company may, at the discretion of the Company, be held or resold or surrendered to the Trustee for such Notes for cancellation.

Other Terms.

         As specified on the face of this Note or in the applicable pricing supplement, this Note may also have either or both of the following (in each case expressed as a rate per annum on a simple interest basis): (i) a maximum limitation, or ceiling, on the rate at which interest may accrue during any interest period ("Maximum Interest Rate") and/or (ii) a minimum limitation, or floor, on the rate at which interest may accrue during any interest period ("Minimum Interest Rate").

         The Indenture contains provisions for defeasance and discharge at the Company's option of either the entire principal of all the Securities of any series or of certain covenants in the Indenture upon compliance by the Company with certain conditions set forth therein.

         If an Event of Default (as defined in the Indenture) with respect to the Notes, shall occur and be continuing, the principal of all the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the holders of the Notes of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the holders of not less than 66 2/3% in aggregate Principal

Amount of the Outstanding Securities of each series to be affected thereby. The Indenture also permits, with certain exceptions as therein provided, the holders of not less than a majority in aggregate Principal Amount of outstanding Notes of any series, on behalf of the holders of all the Notes of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences with respect to such series. Any such consent or waiver by the holder of this Note shall be conclusive and binding upon such holder and upon all future holders of this Note and of any Note issued upon the transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

         No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

         As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note is registrable on the Securities Register of the Company, upon surrender of this Note for registration of transfer at the office or agency of the Company to be maintained for that purpose in the Borough of Manhattan, The City of New York, State of New York, or at any other office or agency of the Company maintained for that purpose, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Securities Registrar duly executed by the holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes, of Authorized Denominations and for the same aggregate Principal Amount, will be issued to the designated transferee or transferees.

         The Notes are issuable in registered form without coupons in denominations of $100,000 and any larger amount that is an integral multiple of $1,000. As provided in the Indenture and subject to certain limitations therein set forth, Notes are exchangeable for a like aggregate Principal Amount of Notes of a like tenor and of a different authorized denomination, as requested by the holder surrendering the same.

         No service charge shall be made for any such transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection with the registration of such transfer or exchange, other than certain exchanges not involving any transfer.

         In case this Note shall at any time become mutilated, destroyed, stolen or lost and this Note or evidence of the loss, theft, or destruction hereof (together with such indemnity and such other documents or proof as may be required by the Company or the Trustee) shall be delivered to the principal corporate trust office of the Trustee, a new Note of like tenor and Principal Amount will be issued by the Company in exchange for, or in lieu of, this Note. All expenses and reasonable charges associated with procuring such indemnity and with the preparation, authentication and delivery of a new Note shall be borne by the holder of this Note.

         Holders of Securities may not enforce their rights pursuant to the Indenture or the Note except as provided in the Indenture.

         Certain terms used in this Note which are defined in the Indenture have the meaning set forth therein.

         This Note shall for all purposes be governed by, and construed in accordance with, the laws of the State of New York.

         The Company, the Trustee for the Notes and any agent of the Company or such Trustee may treat the person in whose name this Note is registered as the holder hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Note be overdue, and neither the Company, such Trustee nor any such agent shall be affected by notice to the contrary.

                                  ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM           -as tenants in common                    UNIF GIFT MIN ACT      __________Custodian_____________
TEN ENT           -as tenants by the entireties                                     (Cust)              (Minor)
JT TEN            -as joint tenants with right of                                 Under Uniform Gifts to Minors Act
                   survivorship and not as tenants in
                   common                                                         ---------------------------------
                                                                                                   ( State)

     Additional abbreviations may also be used though not in the above list

                                 ---------------

                            OPTION TO ELECT REPAYMENT

         The undersigned hereby irrevocably requests and instructs the Company to repay $____ Principal Amount of the within Note, pursuant to its terms, on the "Repayment Date" first occurring after the date of receipt of the within Note as specified below, together with interest thereon accrued to the date of repayment, to the undersigned at:



           (Please Print or Type Name and Address of the Undersigned)

and to issue to the undersigned, pursuant to the terms of the Indenture, a new Note or Notes representing the remaining Principal Amount of this Note.

         For this Option to Elect Repayment to be effective, this Note with the Option to Elect Repayment duly completed must be received by the Company within the relevant time period set forth above at its office or agency in the Borough of Manhattan, the City and State of New York, located initially at the office of the Trustee at 153 West 51st Street, New York, NY 10019, Attention: Corporate Trust Administration, New York, New York 10286.

Dated:
           --------------------------------------------------------------
           Note: The signature to this Option to Elect Repayment must correspond with the name as written upon the face of the within Note in every particular without alteration or enlargement or any change whatsoever.

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto


     Please Insert Social Security or Other
       Identifying Number of Assignee
-------------------------------------------
|                                          |
|                                          |
-------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
      Please Print or Type Name and Address Including Zip Code of Assignee


--------------------------------------------------------------------------------
the within Note and all rights thereunder, hereby irrevocably constituting and appointing


----------------------------------------------------------------------
                                                                       attorney

--------------------------------------------------------------------------------
to transfer such Note on the books of American Express Credit Corporation, with full power of substitution in the premises.

Dated:
      ------------------------------      -------------------------------------------------------
                                          Signature

                                          -------------------------------------------------------------------------
                                          NOTICE:  The signature to this assignment must correspond with the name as it appears upon the face of the Note in every particular, without alteration of enlargement or any change whatsoever
